

PLUMAS BANCORP

INVESTOR PRESENTATION

PLUMAS BANCORP

Forward Looking Statements Disclaimer



Donner Lake

Forward-looking statements are based on management's knowledge and belief as of today and include information concerning Plumas Bancorp's possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward-looking statements are subject to risks and uncertainties. For a discussion of factors which could cause results to differ, please see Plumas Bancorp's reports on Forms 10-K and 10-Q as filed with the Securities and Exchange Commission and the Company's press releases. Readers should not place undue reliance on the forward-looking statements, which reflect management's view only as of the date hereof. Plumas Bancorp undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.





Who We Are

PLUMAS BANCORP



Plumas Bank Administration Building, Quincy

Overview

NASDAQ Symbol: PLBC

Total Assets: $824 million

Headquartered: Quincy, CA

Bank Branches: 13

Year Established: 1980

PLUMAS BANCORP


Redding
Reno
Carson City
South Lake Tahoe
Chico
Yuba City
Sacramento
Santa Rosa
Eureka

PLUMAS BANCORP

Management Team



Quincy

Andrew Ryback



President & CEO
Years at Plumas Bank – 17

Richard Belstock



EVP & Chief Financial Officer
Years at Plumas Bank – 12

B.J. North



EVP & Chief Banking Officer
Years at Plumas Bank - 10

Kerry Wilson



EVP & Chief Credit Officer
Years at Plumas Bank - 21

Aaron Boigon



EVP & Chief Information Officer
Years at Plumas Bank - 5

Jeff Moore



SVP & Credit Administrator
Years at Plumas Bank - 1



Patterson Lake

The Big Picture


Calpine Meadow

- Growth of 71% in 2018
- Net Interest Income Expansion of $5.1 million
- Net Interest Margin Improved to 4.70% vs. Bank Peers at 4.10%*

* Average of CA Banks $500M-$1B at 9/30/18

PLUMAS BANCORP



Net Income
Thousands
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$4,738
$5,818
$7,474
$8,189
$13,992
2014
2015
2016
2017
2018



Burney Falls

- Non-Interest Income streams comprised primarily of:
  - Service Charges on Deposit Accounts
  - Interchange Revenue
  - Gains on Sale of SBA Loans
  - Loan Servicing Fees

PLUMAS BANCORP



NON-INTEREST INCOME
Thousands
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
2014
2015
2016
2017
2018
$2,658 $1,450 $1,396 $502 $1,309
$2,368 $1,586 $1,942 $562 $1,257
$2,291 $1,740 $1,770 $642 $1,209
$2,467 $1,987 $2,039 $731 $1,056
$2,576 $2,174 $1,903 $800 $1,428
Srvc Chrgs on Dpst Accnts
Interchange Revenue
Gain on Sale of SBA 7a Loans
Loan Srvc Fees
Other Income


Spanish Creek

- ROE increased to 20.9% in 2018
- Improved Earnings
- Efficient use of Capital

Return on Bank's Average Common Equity



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2013
2014
2015
2016
2017
2018
8.4%
10.8%
11.6%
13.5%
13.7%
20.9%
8.4%
9.0%
8.4%
7.7%
6.2%
10.1%*
* 2018 Peer ROAE is as of 9/30/18
Plumas Bank
CA Banks $500M-$1B

PLUMAS BANCORP



Lake Almanor

- Stock Price has increased four-fold in the last 5 years
- Attributable to:
  - Earnings Growth
  - Asset Quality Improvement
  - Expense Management
  - Capital Management
  - Expansion Opportunities
  - Re-establishment of Growing Semi-Annual Dividend

PLUMAS BANCORP



Stock Price to Earnings per Share
20.0
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
12.3
16.3
16.1
18.3
16.4
8.3
8.4
7.5
12.9
9.0
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018
Plumas Bancorp
CA Banks $500M-$1B



Mount Shasta

Deposits and Loans

Deposit Trends and Current Composition

RECORD LEVEL OF DEPOSITS

ALL CORE, NO BROKERED DEPOSITS



$800
$700
$600
$500
$400
$300
$200
$100
$0
Millions
$468
$527
$582
$663
$727
2014
2015
2016
2017
2017

AVERAGE INTEREST BEARING DEPOSITS RATE IS 0.18%



Time 8%
Savings 24%
Non-Interest Bearing 42%
Money Market 11%
NOW 15%

Loan Trends and Current Composition

RECORD LEVEL OF LOAN BALANCES

PORTFOLIO AVERAGE YIELD 5.74%



$600
$500
$400
$300
$200
$100
$0
Millions
$370
$401
$461
$487
$566
2014
2015
2016
2017
2018

DIVERSIFIED, GROWING LOAN PORTFOLIO

75% OF PORTFOLIO BALANCE IS VARIABLE RATE



CRE/Owner 22%
CRE/Investor 21%
Indirect Auto 14%
Agricultural 12%
Commercial 9%
Home Equity Lines 7%
RE/Construction 7%
CRE/Multi Family 4%

Diversification of Commercial Real Estate Loans by Property Type


70,000,000
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
-
Mixed Commercial
Office
Multi-Family
Hospitality
Retail
Mixed Commerical and Residential
Other General Purpose
Gas Stations w/ Convenience Store
Residential
Other Special Purpose
Restaurants
Assisted Living Facility
Other Medical Facilities
Gas Stations
Industrial
Gaming
Mini Storage
Commercial Land Development
Golf Course
Stand Alone Convenience Store

Geographic Distribution of Commercial Real Estate Loans

PLUMAS BANCORP

CALIFORNIA ECONOMIC REGIONS



CRE DISTRIBUTION BY REGION

22% - Northern California (dark green)

22% - Northern Sacramento Valley (light green)

19% - Northern Nevada

15% - Greater Sacramento (yellow)

10% - Bay Area (pink)

5% - Southern California (blue)

3% - Central Coast (orange)

3% - San Joaquin Valley (chartreuse green)

<1% - Central Sierra (tan) & Southern Boarder (magenta)

<1% - Oregon, Washington & Arizona



Modoc County

- Financial Highlights
- SBA Lending
- Recent Expansion

Financial Recap

2018 Financial Highlights

PLUMAS BANCORP

Dollars in thousands (Except per share)	12/31/2018	12/31/2017	Change	% Change
Assets	$ 824,398	$ 745,427	$ 78,971	11%
Deposits	$ 726,565	$ 662,657	$ 63,908	10%
Loans	$ 566,199	$ 486,634	$ 79,565	16%
Net Income	$ 13,992	$ 8,189	$ 5,803	71%
Income Before Tax	$ 19,126	$ 15,505	$ 3,621	23%
Net Interest Income	$ 33,086	$ 27,936	$ 5,150	18%
Net Interest Margin	4.70%	4.35%	0.35%	8%
ROAA	1.83%	1.18%	0.65%	55%
ROAE	23.3%	15.4%	7.9%	51%
Book Value per Share	$ 13.03	$ 11.00	$ 2.03	18%
Diluted EPS	$ 2.68	$ 1.58	$ 1.10	70%



Reno, NV

2018 Financial Highlights – Five Year

Dollars in thousands (Except per share)	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Assets	$ 824,398	$ 745,427	$ 657,975	$ 599,286	$ 538,862
Deposits	$ 726,565	$ 662,657	$ 582,353	$ 527,276	$ 467,891
Loans	$ 566,199	$ 486,634	$ 461,123	$ 400,971	$ 370,390
Nonperforming assets/total assets	0.28%	0.59%	0.53%	1.06%	1.90%
Net Income	$ 13,992	$ 8,189	$ 7,474	$ 5,818	$ 4,738
Net Interest Margin	4.70%	4.35%	4.21%	4.10%	4.05%
Efficiency ratio	52.0%	55.5%	58.9%	63.5%	66.7%
ROAA	1.83%	1.18%	1.20%	1.02%	0.89%
ROAE	23.3%	15.4%	16.1%	14.6%	14.0%
Book Value per Share	$ 13.03	$ 11.00	$ 9.80	$ 8.79	$ 7.61
Diluted EPS	$ 2.68	$ 1.58	$ 1.47	$ 1.15	$ 0.95



Sand Harbor, Lake Tahoe

PLUMAS BANCORP

SBA Lending



Feather River Canyon

- Twelve person department headquartered out of Auburn California.
- Most loans are 75% guaranteed by the Federal Government.
- Loans are variable rate tied to Prime.
- Guaranteed portion sold into the secondary market and serviced by Plumas Bank.
- Unguaranteed portion retained by Plumas Bank.
- Gain on sale in 2018 was $1.9 million; proceeds on sale totaled $42 million.
- At December 31, 2018 we were servicing over $122 million government guaranteed loans.
- Servicing income was $800 thousand.



Rainbow Bridge, Donner Summit

Recent Expansion Strategy



Apr '16 Opened LPO in Klamath Falls, OR
Jul '15 Purchased Rabo Bank's Redding Branch
May '18 Opened LPO in Red Bluff
May '14 Opened LPO in Chico
Jun '07 Opened SBA LPO in Auburn
Dec '15 Opened Reno Branch
Oct '18 Purchased Mutual of Omaha Bank's Carson City Branch

PLUMAS BANCORP



Sierra Valley

Challenges

- Maintaining and Growing Low Cost Deposit Balances
- Director and Management Succession
- Cybersecurity

PLUMAS BANCORP

Strengths

- Stable Management Team
- Strong Core Deposits
- Diversified Loan Portfolio
- Strong Net Interest Margin
- Non-Interest Income Streams
- Capital Management